                                                  JANUARY 23, 1997 SUPPLEMENT TO
                                                PROSPECTUS DATED OCTOBER 1, 1996

                            GOLD TRACK PROSPECTUS

The following information supplements the prospectuses dated October 1, 1996 for Travelers Fund QP for Variable Annuities.

Effective January 23, 1997, the Travelers Quality Bond Portfolio (or "Portfolio"), a new series of shares under The Travelers Series Trust, is being offered as an additional investment option under the Contract. Information relating to the new Portfolio is provided below.

Fee Table Information:

                                                                            Total Underlying
                                       Management Fee     Other Expenses*     Fund Expenses
                                       --------------     ---------------   ----------------
Travelers Quality Bond Portfolio            0.32%              0.43%              0.75%


*Other Expenses were based on estimated expenses for 1995. The Company will reimburse the Portfolio for annual expenses (including investment advisory fees, but excluding brokerage commissions, interest charges and taxes) over 0.75% of the Portfolio's average net assets.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:


                                                                            If the Contract is not surrendered
                                        If the Contract is surrendered      at the end of the period shown
                                        end of the period shown:            or if it is annuitized:

-----------------------------------------------------------------------------------------------------------------
                                        One     Three   Five    Ten         One     Three   Five    Ten
                                        Year    Years   Years   Years       Year    Years   Years   Years

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Quality Bond (deferred sales charge)    $72      $117    N/A     N/A         $22    $67      N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Quality Bond (surrender charge)          73       111    N/A     N/A          22     67      N/A     N/A
-----------------------------------------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND INVESTMENT ADVISER

        The investment objective of the Travelers Quality Bond Portfolio is to seek current income, moderate capital volatility and total return. The Portfolio's investment adviser is Travelers Asset Management International Inc. ("TAMIC"). TAMIC is paid an amount equivalent on an annual basis to .3233% of the average daily net assets of the Portfolio.


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